SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                         August 18, 2005 (July 28, 2005)



                          INHIBITON THERAPEUTICS, INC.

               (Exact Name of Registrant as Specified in Charter)


           Nevada                      333-57946               88-0448626
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

                             7315 East Peakview Ave.
                               Englewood, CO 80111
               (Address of Principal Executive Offices, Zip Code)

       Registrant's telephone number, including area code: (303) 796-8940

                        -------------------------------

                             Organic Soils.com, Inc.
                 300 E. 54th Ave., Suite 202, Anchorage AK 99518
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     As described in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2005 (the "Initial 8-K"), on July 28, 2005, the board of directors of Inhibiton Therapeutics, Inc. (the "Registrant") appointed the registered independent public accounting firm of Cordovano and Honeck, LLP as independent accountants for the Registrant for the fiscal year ending January 31, 2006, and dismissed Hawkins Accounting effective the same date.

     The sole purpose of this amendment to the Initial 8-K is to incorporate as part of the Initial 8-K the information set forth under Item 9.01 below as required by Item 9.01 of Form 8-K.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

         16.1 Letter from Hawkins Accounting addressed to the Securities and Exchange Commission


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INHIBITON THERAPEUTICS, INC.


Date:  August 18, 2005                       By:      /S/ THOMAS B. OLSON
                                                  ---------------------------
                                                      Thomas B. Olson
                                                      Secretary





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